Provisions, Contingent Liabilities, Commitments, Guarantees, Pledged Assets, and Collateral	12 Months Ended
Oct. 31, 2020
Text Block [Abstract]
Provisions, Contingent Liabilities, Commitments, Guarantees, Pledged Assets, and Collateral

NOTE 27:   PROVISIONS, CONTINGENT LIABILITIES, COMMITMENTS, GUARANTEES, PLEDGED ASSETS, AND COLLATERAL

PROVISIONS

The following table summarizes the Bank’s provisions.

Provisions
(millions of Canadian dollars)
	Restructuring	Litigation and Other [1]	Total
Balance as at October 31, 2019	$241	$269	$510
Impact on adoption of IFRS 16[2]	(75)	–	(75)
Balance as at November 1, 2019	166	269	435
Additions	–	332	332
Amounts used	(70)	(194)	(264)
Release of unused amounts	(16)	(33)	(49)

Foreign currency translation adjustments and other	10	18	28

Balance as at October 31, 2020, before allowance for credit losses for off-balance sheet instruments	$90	$392	$482

Add: Allowance for credit losses for off-balance sheet instruments[3]			1,087
Balance as at October 31, 2020			$1,569

[1]	Includes onerous contracts for non-lease payments including taxes and estimated operating expenses which are included in Occupancy, including depreciation on the Consolidated Statement of Income.
[2]	Upon adoption of IFRS 16, provisions for onerous lease contracts were adjusted against the ROU assets. Refer to Notes 4 and 15 for further details.
[3]	Refer to Note 8 for further details.

LEGAL AND REGULATORY MATTERS

LITIGATION

In the ordinary course of business, the Bank and its subsidiaries are involved in various legal and regulatory actions including but not limited to civil claims and lawsuits, regulatory examinations, investigations, audits and requests for information by various governmental regulatory agencies and law enforcement authorities in various jurisdictions. The Bank establishes provisions when it becomes probable that the Bank will incur a loss and the amount can be reliably estimated. The Bank also estimates the aggregate range of reasonably possible losses (RPL) in its legal and regulatory actions (that is, those which are neither probable nor remote), in excess of provisions. As at October 31, 2020, the Bank’s RPL is from zero to approximately $951 million (October 31, 2019 – from zero to approximately $606 million). The Bank’s provisions and RPL represent the Bank’s best estimates based upon currently available information for actions for which estimates can be made, but there are a number of factors that could cause the Bank’s provisions and/or RPL to be significantly different from its actual or RPL. For example, the Bank’s estimates involve significant judgment due to the varying stages of the proceedings, the existence of multiple defendants in many proceedings whose share of liability has yet to be determined, the numerous yet-unresolved issues in many of the proceedings, some of which are beyond the Bank’s control and/or involve novel legal theories and interpretations, the attendant uncertainty of the various potential outcomes of such proceedings, and the fact that the underlying matters will change from time to time. In addition, some actions seek very large or indeterminate damages.

In management’s opinion, based on its current knowledge and after consultation with counsel, the ultimate disposition of these actions, individually or in the aggregate, will not have a material adverse effect on the consolidated financial condition or the consolidated cash flows of the Bank. However, because of the factors listed above, as well as other uncertainties inherent in litigation and regulatory matters, there is a possibility that the ultimate resolution of legal or regulatory actions may be material to the Bank’s consolidated results of operations for any particular reporting period.

Stanford Litigation – The Bank was named as a defendant in Rotstain v. Trustmark National Bank, et al., a putative class action lawsuit in the United States District Court for the Northern District of Texas related to a US$7.2 billion Ponzi scheme perpetrated by R. Allen Stanford, the owner of Stanford International Bank, Limited (SIBL), an offshore bank based in Antigua. Plaintiffs purport to represent a class of investors in SIBL issued certificates of deposit. The Bank provided certain correspondent banking services to SIBL. Plaintiffs allege that the Bank and four other banks aided and abetted or conspired with Mr. Stanford to commit fraud and that the bank defendants received fraudulent transfers from SIBL by collecting fees for providing certain services.

The Official Stanford Investors Committee (OSIC), a court-approved committee representing investors, received permission to intervene in the lawsuit and has brought similar claims against all the bank defendants.

The court denied in part and granted in part the Bank’s motion to dismiss the lawsuit on April 21, 2015. The court also entered a class certification scheduling order requiring the parties to conduct discovery and submit briefing regarding class certification. The class certification motion was fully submitted on October 26, 2015. The class plaintiffs filed an amended complaint asserting certain additional state law claims against the Bank on June 23, 2015. The Bank’s motion to dismiss the newly amended complaint in its entirety was fully submitted on August 18, 2015. On April 22, 2016, the Bank filed a motion to reconsider the court’s April 2015 dismissal decision with respect to certain claims by OSIC under the Texas Uniform Fraudulent Transfer Act based on an intervening change in the law announced by the Texas Supreme Court on April 1, 2016. On July 28, 2016, the court issued a decision denying defendants’ motions to dismiss the class plaintiffs’ complaint and to reconsider with respect to OSIC’s complaint. The Bank filed its answer to the class plaintiffs’ complaint on August 26, 2016. OSIC filed an amended intervenor complaint against the Bank on November 4, 2016 and the Bank filed its answer to this amended complaint on December 19, 2016.

On November 7, 2017, the Court issued a decision denying the class certification motion. The court found that the plaintiffs failed to show that common issues of fact would predominate given the varying sales presentations they allegedly received.

On November 21, 2017, the class plaintiffs filed a Rule 23(f) petition seeking permission to appeal the District Court’s denial of class certification to the United States Court of Appeals for the Fifth Circuit. The Bank filed an opposition to the class plaintiffs’ petition on December 4, 2017. The Fifth Circuit denied the class plaintiffs’ petition on April 20, 2018.

On February 28, 2019, the Bank, along with the other bank defendants, filed a motion for judgment on the pleadings in OSIC’s case seeking dismissal of three claims (aiding and abetting fraud, aiding and abetting conversion, and aiding and abetting breach of fiduciary duty). The motion was fully briefed as of April 4, 2019. On September 10, 2019, OSIC filed a motion for leave to amend its intervenor complaints against the Bank and the other bank defendants to insert additional factual allegations. The motion was fully briefed as of October 15, 2019. On June 15, 2020, the Northern District of Texas (N.D. Tex.) court granted OSIC’s motion for leave to amend its intervenor complaints against the Bank and the other bank defendants, and OSIC’s Second Amended Intervenor Complaint against the Bank and certain other bank defendants was filed on that same date. On July 10, 2020, the N.D. Tex. court so-ordered the parties’ agreed motion extending the Bank’s time to respond to the Second Amended Intervenor Complaint until July 31, 2020. On July 31, 2020, the Bank filed its answer to the Second Amended Intervenor Complaint. On July 7, 2020, the Bank, along with the other defendants, requested to withdraw the motion for judgment on the pleadings, and the court issued an order finding the motion moot on August 14, 2020.

On May 3, 2019, two groups of plaintiffs comprising more than 950 investors in certificates of deposit issued by SIBL, and those who purchased one or more of such investors’ claims, filed motions to intervene in OSIC’s case against the Bank and the other bank defendants. On September 18, 2019, the Court denied the motions to intervene. On October 14, 2019, one group of plaintiffs (comprising 147 investors) filed a notice of appeal to the Fifth Circuit, and briefing was complete on the appeal as of April 8, 2020. On October 7, 2020, the Fifth Circuit heard oral argument on the appeal.

Discovery against the bank defendants is ongoing, and the Court has set a ready-for-trial date of May 6, 2021.

On November 1, 2019, a second group of plaintiffs (comprising 1,286 investors) filed a petition in Texas state court against the Bank and other bank defendants alleging claims similar to those alleged in the Rotstain v. Trustmark National Bank, et al. action. On November 26, 2019, the U.S. Receiver for the Stanford Receivership Estate filed a motion to enjoin the Texas state court action in the United States District Court for the N.D. Tex. On January 15, 2020, the Court granted the U.S. Receiver’s motion to enjoin the Texas state court action. On February 26, 2020, another defendant bank removed the Texas state court action to the United States District Court for the Southern District of Texas (S.D. Tex.). On April 13, 2020, the removing bank defendant and plaintiffs requested that the S.D. Tex. court stay the action for an initial period of 120 days. On April 20, 2020, the S.D. Tex. court stayed all case deadlines until August 14, 2020. On July 14, 2020, the removing bank defendant and plaintiffs requested that the S.D. Tex. court extend the stay of the action for an additional period of 90 days. On July 19, 2020, the S.D. Tex. court extended the stay until November 14, 2020. On October 30, 2020, the removing bank defendant and plaintiffs requested that the S.D. Tex. court extend the stay of the action for an additional period of 60 days.

The Bank is also a defendant in two cases filed in the Ontario Superior Court of Justice: (1) Wide & Dickson v. The Toronto-Dominion Bank, an action filed by the Joint Liquidators of SIBL appointed by the Eastern Caribbean Supreme Court, and (2) Dynasty Furniture Manufacturing Ltd., et al. v. The Toronto Dominion Bank, an action filed by five investors in certificates of deposits sold by Stanford. The suits assert that the Bank acted negligently and provided knowing assistance to SIBL’s fraud. The court denied the Bank’s motion for summary judgment in the Joint Liquidators case to dismiss the action based on the applicable statute of limitations on November 9, 2015, and designated the limitations issues to be addressed as part of a future trial on the merits. The two cases filed in the Ontario Superior Court of Justice are being managed jointly. On June 9, 2020, the court held a case conference, confirming the trial date scheduled for January 11, 2021.

Overdraft Litigation – TD Bank, N.A. was named as a defendant in eleven putative nationwide class actions challenging the overdraft practices of TD Bank, N.A. from August 16, 2010 to the present and the overdraft practices of Carolina First Bank prior to its merger into TD Bank, N.A. in September 2010.

These actions were consolidated for pretrial proceedings as MDL 2613 in the United States District Court for the District of South Carolina: In re TD Bank, N.A. Debit Card Overdraft Fee Litigation, No. 6:15-MN-02613 (D.S.C.). On December 10, 2015, TD Bank, N.A.’s motion to dismiss the consolidated amended class action complaint was granted in part and denied in part. Discovery, briefing, and a hearing on class certification were complete as of May 24, 2017.

On January 5, 2017, TD Bank, N.A. was named as a defendant in a twelfth class action complaint (Dorsey) challenging an overdraft practice that was already the subject of the consolidated amended class action complaint. The Dorsey action was consolidated into MDL 2613, and dismissed by the Court. The Dorsey plaintiff appealed the dismissal to the United States Court of Appeals for the Fourth Circuit.

On December 5, 2017, TD Bank, N.A. was named as a defendant in a thirteenth class action complaint (Lawrence) challenging the Bank’s overdraft practices. The Lawrence action, which was also transferred to MDL 2613, concerns the Bank’s treatment of certain transactions as “recurring” for overdraft purposes. The Bank moved to dismiss the claims.

On February 22, 2018, the Court issued an order certifying a class as to certain claims in the consolidated amended class action complaint and denying certification as to others. The Fourth Circuit denied the Bank’s 23(f) petition seeking permission to appeal certain portions of the district court’s order.

On February 1, 2019, the parties filed a Joint Notice of Settlement of all claims consolidated in MDL 2613 on a class-wide basis. In response to the Notice of Settlement, on February 4, 2019, the Court issued an order suspending all deadlines. On June 26, 2019, the Court issued an order preliminarily approving settlement of all claims consolidated in MDL 2613 on a class-wide basis and directing notice to settlement class members. On January 9, 2020, the Court issued an order granting final approval of the settlement, certifying the six settlement classes for settlement purposes only, and overruling a class member objection. On January 24, 2020, the Court entered a final judgment dismissing with prejudice any and all cases and claims consolidated in MDL 2613.

Credit Card Fees – Between 2011 and 2013, seven proposed class actions were commenced, five of which remain in British Columbia, Alberta, Saskatchewan, Ontario and Québec: Coburn and Watson’s Metropolitan Home v. Bank of America Corporation, et al.; Macaronies Hair Club v. BOFA Canada Bank, et al.; Hello Baby Equipment Inc. v. BOFA Canada Bank, et al.; Bancroft-Snell, et al. v. Visa Canada Corporation, et al.; and 9085-4886 Québec Inc. v. Visa Canada Corporation, et al. Subject to court approval of certain settlements, the remaining defendants in each action are the Bank and several other financial institutions. The plaintiff class members are Canadian merchants who accept payment for products and services by Visa Canada Corporation (Visa) and/or MasterCard

International Incorporated (MasterCard) (collectively, the “Networks”). While there is some variance, in most of the actions it is alleged that, from March 2001 to the present, the Networks conspired with their issuing banks and acquirers to fix excessive fees and that certain rules have the effect of increasing the merchant fees.

The five actions that remain include claims of civil conspiracy, breach of the Competition Act, interference with economic relations, and unjust enrichment. Plaintiffs seek general and punitive damages. In the lead case proceeding in British Columbia, the decision to partially certify the action as a class proceeding was released on March 27, 2014. The certification decision was appealed by both plaintiff class representatives and defendants. The appeal hearing took place in December 2014 and the decision was released on August 19, 2015. While both the plaintiffs and defendants succeeded in part on their respective appeals, the class period for the plaintiffs’ key claims was shortened significantly. At a hearing in October 2016, the plaintiffs sought to amend their claims to reinstate the extended class period. The plaintiffs’ motion to amend their claims to reinstate the extended class period was denied by the motions judge and subsequently by the B.C. Court of Appeal. The plaintiffs have sought and were refused leave to appeal to the Supreme Court of Canada. The trial of the British Columbia action previously set for October 2020 has been lifted and no new date has been set at this time. In Québec, the motion for authorization proceeded on November 6-7, 2017 and the matter was authorized on similar grounds and for a similar period as in British Columbia. The plaintiffs appealed this decision. On July 25, 2019, the Quebec Court of Appeal granted the plaintiff’s appeal, thereby reinstating the extended class period for the Quebec proceeding.

Consumer Class Actions – The Bank, along with several other Canadian financial institutions, is a defendant in a number of matters brought by consumers alleging provincial claims in connection with various fees, interest rate calculations, and credit decisions. The cases are in various stages of maturity.

U.S. Consumer Financial Protection Bureau (the “Bureau”) – On August 20, 2020, TD Bank, N.A, (TDBNA) entered into a Consent Order (the “Consent Order”) with the Bureau with respect to certain of TDBNA’s enrollment practices for its optional overdraft product called Debit Card Advance and certain of its reporting practices in relation to specialty consumer reporting agencies. The Consent Order resolves the Bureau’s investigation into TDBNA. TDBNA did not admit to any wrongdoing and disagrees with the Bureau’s conclusions but has cooperated fully and agreed to engage in certain remedial activities to resolve the matter.

COMMITMENTS

Credit-related Arrangements

In the normal course of business, the Bank enters into various commitments and contingent liability contracts. The primary purpose of these contracts is to make funds available for the financing needs of customers. The Bank’s policy for requiring collateral security with respect to these contracts and the types of collateral security held is generally the same as for loans made by the Bank.

Financial and performance standby letters of credit represent irrevocable assurances that the Bank will make payments in the event that a customer cannot meet its obligations to third parties and they carry the same credit risk, recourse, and collateral security requirements as loans extended to customers. Performance standby letters of credit are considered non-financial guarantees as payment does not depend on the occurrence of a credit event and is generally related to a non-financial trigger event.

Documentary and commercial letters of credit are instruments issued on behalf of a customer authorizing a third party to draw drafts on the Bank up to a certain amount subject to specific terms and conditions. The Bank is at risk for any drafts drawn that are not ultimately settled by the customer, and the amounts are collateralized by the assets to which they relate.

Commitments to extend credit represent unutilized portions of authorizations to extend credit in the form of loans and customers’ liability under acceptances. A discussion on the types of liquidity facilities the Bank provides to its securitization conduits is included in Note 10.

The values of credit instruments reported as follows represent the maximum amount of additional credit that the Bank could be obligated to extend should contracts be fully utilized.

Credit Instruments
(millions of Canadian dollars)		As at
	October 31 2020	October 31 2019
Financial and performance standby letters of credit	$30,849	$26,887
Documentary and commercial letters of credit	107	107
Commitments to extend credit[1]
Original term-to-maturity of one year or less	66,902	56,676

Original term-to-maturity of more than one year	166,142	150,170
Total	$264,000	$233,840

[1]	Commitments to extend credit exclude personal lines of credit and credit card lines, which are unconditionally cancellable at the Bank’s discretion at any time.

In addition, as at October 31, 2020, the Bank is committed to fund $290 million (October 31, 2019 – $374 million) of private equity investments.

Long-term Commitments or Leases

The Bank has obligations under long-term non-cancellable leases for premises and equipment. Future minimum commitments for IFRS 16 lease liabilities on an undiscounted basis are $30 million for 2021, $69 million for 2022, $88 million for 2023, $111 million for 2024, $302 million for 2025, $5,944 million for 2026, and thereafter. Total lease payments (including $19 million paid for short-term and low-value asset leases) for the year ended October 31, 2020 were $754 million.

PLEDGED ASSETS AND COLLATERAL

In the ordinary course of business, securities and other assets are pledged against liabilities or contingent liabilities, including repurchase agreements, securitization liabilities, covered bonds, obligations related to securities sold short, and securities borrowing transactions. Assets are also deposited for the purposes of participation in clearing and payment systems and depositories or to have access to the facilities of central banks in foreign jurisdictions, or as security for contract settlements with derivative exchanges or other derivative counterparties.

Details of assets pledged against liabilities and collateral assets held or repledged are shown in the following table:

Sources and Uses of Pledged Assets and Collateral[1]
(millions of Canadian dollars)		As at
	October 31 2020	October 31 2019
Sources of pledged assets and collateral
Bank assets
Cash and due from banks	$1,894	$820
Interest-bearing deposits with banks	3,639	4,918
Loans	112,190	87,415
Securities	102,999	85,574

Other assets	642	850

	221,364	179,577
Third-party assets[2]
Collateral received and available for sale or repledging	319,817	274,775

Less: Collateral not repledged	(93,647)	(62,893)

	226,170	211,882

	447,534	391,459
Uses of pledged assets and collateral[3]
Derivatives	12,002	11,468
Obligations related to securities sold under repurchase agreements	171,825	120,572
Securities borrowing and lending	101,826	105,255
Obligations related to securities sold short	32,770	28,402
Securitization	32,513	32,024
Covered bond	41,434	41,937
Clearing systems, payment systems, and depositories	8,976	8,338
Foreign governments and central banks	1,148	1,167

Other	45,040	42,296
Total	$447,534	$391,459

[1]	Certain comparative amounts have been restated to conform with the presentation adopted in the current year.
[2]	Includes collateral received from reverse repurchase agreements, securities borrowing, margin loans, and other client activity.
[3]	Includes $56.2 billion of on-balance sheet assets that the Bank has pledged and that the counterparty can subsequently repledge as at October 31, 2020 (October 31, 2019 – $45.9 billion).

ASSETS SOLD WITH RECOURSE

In connection with its securitization activities, the Bank typically makes customary representations and warranties about the underlying assets which may result in an obligation to repurchase the assets. These representations and warranties attest that the Bank, as the seller, has executed the sale of assets in good faith, and in compliance with relevant laws and contractual requirements. In the event that they do not meet these criteria, the loans may be required to be repurchased by the Bank.

GUARANTEES

In addition to financial and performance standby letters of credit, the following types of transactions represent the principal guarantees that the Bank has entered into.

Credit Enhancements

The Bank guarantees payments to counterparties in the event that third-party credit enhancements supporting asset pools are insufficient.

Indemnification Agreements

In the normal course of operations, the Bank provides indemnification agreements to various counterparties in transactions such as service agreements, leasing transactions, and agreements relating to acquisitions and dispositions. Under these agreements, the Bank is required to compensate counterparties for costs incurred as a result of various contingencies such as changes in laws and regulations and litigation claims. The nature of certain indemnification agreements prevent the Bank from making a reasonable estimate of the maximum potential amount that the Bank would be required to pay such counterparties.

The Bank also indemnifies directors, officers, and other persons, to the extent permitted by law, against certain claims that may be made against them as a result of their services to the Bank or, at the Bank’s request, to another entity.